Exhibit 99.4

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
IXIS 2005-HE2

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Selection Criteria: Full Documentation &    Selection Criteria: Limited Documentation &   Selection Criteria: Stated Documentation &
                    Purchase                                    Purchase                                      Purchase
=========================================   ===========================================   ==========================================
Number of Mortgage Loans: 527               Number of Mortgage Loans: 70                  Number of Mortgage Loans: 974
Total Current Balance: 82,642,774.02        Total Current Balance: 9,402,979.61           Total Current Balance: 187,773,278.42
Average Current Balance: 156,817.41         Average Current Balance: 134,328.28           Average Current Balance: 192,785.71
Weighted Average FICO Score: 635.8          Weighted Average FICO Score: 620.8            Weighted Average FICO Score: 676.7
Weighted Average Current LTV: 84.50         Weighted Average Current LTV: 83.69           Weighted Average Current LTV: 83.12
Weighted Average DTI Ratio: 42.22           Weighted Average DTI Ratio: 40.32             Weighted Average DTI Ratio: 41.89
% Cash-Out Refinance: 0.0                   % Cash-Out Refinance: 0.0                     % Cash-Out Refinance: 0.0
% Full Documentation: 100.0                 % Full Documentation: 0.0                     % Full Documentation: 0.0
% Owner Occupied: 93.9                      % Owner Occupied: 94.9                        % Owner Occupied: 96.2
Weighted Average Coupon: 7.146              Weighted Average Coupon: 7.521                Weighted Average Coupon: 7.315
Weighted Average Margin: 5.888              Weighted Average Margin: 5.954                Weighted Average Margin: 6.246
% 2-4 Family: 5.2                           % 2-4 Family: 4.2                             % 2-4 Family: 5.0
% MH: 0.0                                   % MH: 0.0                                     % MH: 0.1
% PUD: 14.6                                 % PUD: 11.3                                   % PUD: 18.2
% Condo: 12.0                               % Condo: 1.8                                  % Condo: 10.2
% Silent Second: 55.87                      % Silent Second: 62.56                        % Silent Second: 69.38
# of Bankruptcy's in past 36 months: N/A    # of Bankruptcy's in past 36 months: N/A      # of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A    # of Foreclosures in past 36 months: N/A      # of Foreclosures in past 36 months: N/A

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Selection Criteria: Full Documentation &    Selection Criteria: Limited Documentation &   Selection Criteria: Stated Documentation &
                    Refinance - Cashout                         Refinance - Cashout                           Refinance - Cashout
=========================================   ===========================================   ==========================================
Number of Mortgage Loans: 1,312             Number of Mortgage Loans: 62                  Number of Mortgage Loans: 742
Total Current Balance: 197,548,612.38       Total Current Balance: 12,608,505.71          Total Current Balance: 150,938,440.48
Average Current Balance: 150,570.59         Average Current Balance: 203,363.00           Average Current Balance: 203,421.08
Weighted Average FICO Score: 597.2          Weighted Average FICO Score: 605.1            Weighted Average FICO Score: 612.0
Weighted Average Current LTV: 80.17         Weighted Average Current LTV: 78.98           Weighted Average Current LTV: 76.93
Weighted Average DTI Ratio: 40.71           Weighted Average DTI Ratio: 36.74             Weighted Average DTI Ratio: 40.86
% Cash-Out Refinance: 100.0                 % Cash-Out Refinance: 100.0                   % Cash-Out Refinance: 100.0
% Full Documentation: 100.0                 % Full Documentation: 0.0                     % Full Documentation: 0.0
% Owner Occupied: 97.0                      % Owner Occupied: 94.0                        % Owner Occupied: 93.8
Weighted Average Coupon: 7.666              Weighted Average Coupon: 7.241                Weighted Average Coupon: 7.639
Weighted Average Margin: 6.734              Weighted Average Margin: 6.257                Weighted Average Margin: 6.502
% 2-4 Family: 3.4                           % 2-4 Family: 0.8                             % 2-4 Family: 11.3
% MH: 0.1                                   % MH: 0.0                                     % MH: 0.1
% PUD: 8.2                                  % PUD: 12.0                                   % PUD: 9.4
% Condo: 3.0                                % Condo: 0.7                                  % Condo: 4.2
% Silent Second: 7.14                       % Silent Second: 19.91                        % Silent Second: 8.73
# of Bankruptcy's in past 36 months: N/A    # of Bankruptcy's in past 36 months: N/A      # of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A    # of Foreclosures in past 36 months: N/A      # of Foreclosures in past 36 months: N/A

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Selection Criteria: Full Documentation &    Selection Criteria: Limited Documentation &   Selection Criteria: Stated Documentation &
                    Refinance - Rate Term                       Refinance - Rate Term                         Refinance - Rate Term
=========================================   ===========================================   ==========================================
Number of Mortgage Loans: 90                Number of Mortgage Loans: 7                   Number of Mortgage Loans: 54
Total Current Balance: 13,157,482.46        Total Current Balance: 1,276,770.49           Total Current Balance: 9,904,514.82
Average Current Balance: 146,194.25         Average Current Balance: 182,395.78           Average Current Balance: 183,416.94
Weighted Average FICO Score: 606.8          Weighted Average FICO Score: 562.0            Weighted Average FICO Score: 615.7
Weighted Average Current LTV: 82.86         Weighted Average Current LTV: 79.04           Weighted Average Current LTV: 72.57
Weighted Average DTI Ratio: 40.80           Weighted Average DTI Ratio: 39.28             Weighted Average DTI Ratio: 40.67
% Cash-Out Refinance: 0.0                   % Cash-Out Refinance: 0.0                     % Cash-Out Refinance: 0.0
% Full Documentation: 100.0                 % Full Documentation: 0.0                     % Full Documentation: 0.0
% Owner Occupied: 97.5                      % Owner Occupied: 100.0                       % Owner Occupied: 96.4
Weighted Average Coupon: 7.731              Weighted Average Coupon: 7.430                Weighted Average Coupon: 7.384
Weighted Average Margin: 6.618              Weighted Average Margin: 6.502                Weighted Average Margin: 6.580
% 2-4 Family: 3.8                           % 2-4 Family: 0.0                             % 2-4 Family: 9.9
% MH: 0.0                                   % MH: 0.0                                     % MH: 0.0
% PUD: 12.5                                 % PUD: 24.3                                   % PUD: 4.8
% Condo: 4.8                                % Condo: 0.0                                  % Condo: 12.0
% Silent Second: 13.01                      % Silent Second: 26.96                        % Silent Second: 14.91
# of Bankruptcy's in past 36 months: N/A    # of Bankruptcy's in past 36 months: N/A      # of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A    # of Foreclosures in past 36 months: N/A      # of Foreclosures in past 36 months: N/A